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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 26, 2004

                          Long Beach Acceptance Corp.
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             (Exact name of registrant as specified in its charter)



            Delaware                  333-75958               33-0660404
----------------------------    ------------------------     ----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

              One Mack Centre Drive
               Paramus, New Jersey                               07652
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     (Address of Principal Executive Offices)                  (Zip Code)


  Registrant's telephone number, including area code  (201) 262-5222
                                                      --------------------------

                                    No Change
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          (Former name or former address, if changed since last report)



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         Item 5.  Other Events


                  In connection with the offering of Long Beach Acceptance Auto Receivables Trust 2004-A, Asset-Backed Notes, Series 2004-A, certain "Computational Materials", dated February 24, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable


         (b) Not applicable


         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                     LONG BEACH ACCEPTANCE CORP.
                     ----------------------------------------------------------
                       Registrant and on behalf of Long Beach Acceptance
                       Auto  Receivables Trust 2004-A


                           By:   /s/ Stephen W. Prough
                                 ----------------------------------------------

                                 Name:  Stephen W. Prough
                                 Title: President and Chairman of the Board




Dated:  February 26, 2004


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                                  EXHIBIT INDEX




Exhibit No.                Description
-----------                -----------

99.1 Related Computational Materials (as defined in Item 5 above).